Preclinical Pompe Gene Therapy Results at ASGCT Conference Call & Webcast April 30, 2019

2 Forward-Looking Statements This presentation contains "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to initial preclinical data from its investigational adeno-associated viral (AAV) gene therapy program for Pompe disease in mice and the potential implications of these data for the future advancement and development of a gene therapy for Pompe disease and other lysosomal disorders and development of potential platform technologies. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” "confidence," "encouraged," “potential,” “plan,” “targets,” “likely,” “may,” “will,” “would,” “should” and “could,” and similar expressions or words identify forward-looking statements. The forward looking statements included in this press release are based on management's current expectations and belief's which are subject to a number of risks, uncertainties and factors, including that the preliminary data based on a small patient sample and reported before completion of the study will not be predictive of future results, that results of additional preliminary data or data from the completed study or any future study will not yield results that are consistent with the preliminary data presented, that the Company will be not able to demonstrate the safety and efficacy of AT-GAA, that later study results will not support further development, or even if such later results are favorable, that the Company will not be able to successfully complete the development of, obtain regulatory approval for, or successfully commercialize AT-GAA. In addition, all forward looking statements are subject to the other risks and uncertainties detailed in our Annual Report on Form 10-K for the year ended December 31, 2018. As a consequence, actual results may differ materially from those set forth in this press release. You are cautioned not to place undue reliance on these forward looking statements, which speak only of the date hereof.

Pompe Disease 3

Pompe Disease Overview

Pompe Disease is a Fatal Neuromuscular and Motorneuron Disorder that Affects a Broad Range of People



- 5,000 – 10,000+ patients diagnosed WW[1]; newborn screening suggests underdiagnosis
- Respiratory and cardiac failure are leading causes of morbidity and mortality
- Age of onset ranges from infancy to adulthood
- Deficiency of GAA leading to glycogen accumulation and cellular dysfunction
- Symptoms include muscle weakness, respiratory failure, and cardiomyopathy
- ~$900M+ Global Pompe ERT sales in FY18[2]

1. National Institute of Neurological Disorders and Stroke (NIH). 2. Sanofi Press Release & 10-K

Amicus Therapeutics

Amicus Gene Therapy Programs 4 Amicus Protein Engineering Expertise & Technologies for Gene Therapy Collaboration to Enable Greater Protein Expression and Delivery at Lower Gene Therapy Doses Increased Increased Improved Protein Protein Protein Targeting & Expression Secretion Stabilization Novel untranslated sequences Effective signal sequences to Targeting moieties to avoid inhibition of increase protein expression & initiation and drive efficient secretion Protein design protein synthesis

Development of a Novel Gene Therapy for Pompe Disease: Engineered Acid Alpha- Glucosidase Transgene for Improved Expression and Muscle Targeting American Society of Gene & Cell Therapy (ASGCT) 22nd Annual Meeting April 30, 2019

Preclinical Pompe Gene Therapy Results at ASGCT 6

AAV Gene Therapy Initial High-Dose Preclinical POC Study

- AAV Transgene:
  - Natural-hGAA (AAV.hGAA nat)
  - Engineered-hGAA (AAV.hGAA eng)
- Dose\Route:
  - 5e11 gc/mouse (~2.5e13 gc/kg)
  - Tail Vein IV
- Animal Model:
  - Pompe Model *Gaa* -/- B6:129-GAAtm1Rabn/J (aka 6neo)
  - Wild-type *Gaa* +/+ (Pompe model litter-mates)
- Gender:
  - Male
  - Female
- Age: 4-6 weeks at AAV dosing





AAV Expressing Trans-Gene Constructs


Native
Signal Peptide
Natural hGAA
Kozak
Sequence
GAA
More Efficient
Signal
Peptide
Engineered hGAA
Kozak
Sequence
GAA + lysosomal targeting motif

Study Design: 4 Week Animal Study


5e11 gc/mouse
~2.5e13 gc/kg
Week 1
Week 2
Week 3
Week 4
7d
Serum
Day 21
Serum
Day 28
Plasma Tissue

Amicus Therapeutics

Preclinical Pompe Gene Therapy Results at ASGCT 7 GAA Plasma Activity, Concentration and Cell-Surface Receptor Binding Binding to Intended Receptor Day 28 Plasma Samples used to evaluate receptor binding • Engineered hGAA was able to efficiently bind the • High levels of engineered and natural hGAA were intended receptor to enable cellular uptake measured in plasma at day 28

Preclinical Pompe Gene Therapy Results at ASGCT
8

Tibialis Anterior – 28 days after AAV Gene Therapy

Engineered hGAA was more Efficient at Cross-Correction as Indicated by Greater Cellular Uptake, Uniform Glycogen Reduction and Cell Pathology Correction

- GAA activity in the tibialis anterior was ~15 – 20 fold higher than wild-type levels for both engineered hGAA and natural hGAA
- PAS staining showed more uniform and complete glycogen reduction and clearance of autophagic vacuoles for engineered hGAA
- PAS staining showed incomplete glycogen reduction and less clearance of autophagic vacuoles for natural hGAA (white arrows)
- IHC illustrated greater cellular uptake (black arrows) of engineered hGAA compared to natural hGAA
- Similar results seen in other muscle groups (see Appendix)


GAA Activity
GAA Activity (nmol/mg protein/hr)
800
400
0
Wild-Type
Vehicle
AAV.hGAA nat
AAV.hGAA eng


Histopathology Scoring
5
4
3
2
1
0
-1
Wild-Type
Vehicle
AAV.hGAA nat
AAV.hGAA eng


Glycogen PAS - Tibialis anterior
Vehicle
AAV.hGAA nat
AAV.hGAA eng
Wild-Type
20x
60x
Gaa -/-
Gaa -/-
Gaa -/-
Gaa +/+
hGAA IHC - Tibialis anterior
Vehicle
AAV.hGAA nat
AAV.hGAA eng
Wild-Type
20x
60x
Gaa -/-
Gaa -/-
Gaa -/-
Gaa +/+

Periodic acid–Schiff (PAS) is a staining method used to detect polysaccharides such as glycogen in tissues
Amicus Therapeutics

Preclinical Pompe Gene Therapy Results at ASGCT 9

Brain– 28 days after AAV Gene Therapy

Engineered hGAA was able to Cross-Correct the Brain at Low Levels Due to Efficient Cellular Uptake while Natural hGAA was not able to Cross-Correct at Similar Expression Levels

- GAA activity in the brain was ~5-fold lower than wild-type levels for both engineered hGAA and natural hGAA
- Both engineered hGAA and natural hGAA likely produced by the choroid plexus and secreted into the cerebrospinal fluid
- Glycogen close to wild-type levels for engineered hGAA, even though activity was only 20% of wild-type levels
- Little/no glycogen clearance with natural hGAA


GAA Activity
GAA Activity (nmol/mg protein/hr)
100
75
50
25
0
Wild-Type
Vehicle
AAV.hGAA nat
AAV.hGAA eng


Glycogen Luxol /PAS - Brain
Vehicle
AAV.hGAA nat
AAV.hGAA eng
Wild-Type
1x
20x
Gaa -/-
Gaa -/-
Gaa -/-
Gaa +/+
hGAA IHC - brainstem and choroid plexus
Vehicle
AAV.hGAA nat
AAV.hGAA eng
Wild-Type
20x
20x
Gaa -/-
Gaa -/-
Gaa -/-
Gaa +/+

Amicus Therapeutics

Preclinical Pompe Gene Therapy Results at ASGCT 10 Spinal Cord– 28 days after AAV Gene Therapy Engineered hGAA was able to Reduce Glycogen Efficiently in the Spinal Cord while Little GGlycogenlycogen Luxo lReduction/PAS – Spinal Cwasord Observed for Natural Vehicle AAV.hGAA nat AAV.hGAA eng Wild-Type hGAA Glycogen Luxol/PAS – Spinal Cord 20x Vehicle AAV.hGAA nat AAV.hGAA eng Wild-Type • PAS staining showed that glycogen levels Gaa -/- Gaa -/- Gaa -/- Gaa +/+ were close to wild-type in ventral horn, 20x including motor neurons, for engineered Gaa -/- Gaa -/- Gaa -/- Gaa +/+ hGAA hGAA IHC – Spinal Cord • PAS staining showed that glycogen levels Vehicle AAV.hGAA nat AAV.hGAA eng Wild-Type were closer to vehicle in ventral horn, including motor neurons, for natural hGAA IHC – Spinal Cord hGAA (white arrows) Vehicle AAV.hGAA nat AAV.hGAA eng Wild-Type 20x • IHC demonstrated a stronger signal in motor neurons from animals receiving engineered hGAA compared with natural 20x hGAA (black arrows) 60x Gaa -/- Gaa -/- Gaa -/- Gaa +/+ 60x Gaa -/- Gaa -/- Gaa -/- Gaa +/+

Preclinical Pompe Gene Therapy Results at ASGCT 11 Conclusions • AAV gene therapy expressing the engineered hGAA led to more uniform cellular uptake, glycogen reduction, and resolved cellular dysfunction via efficient cross-correction. • AAV gene therapy expressing the engineered hGAA demonstrated efficient cross-correction with resolution of cellular pathology in the CNS at low expression levels. At similar expression levels, natural hGAA did not demonstrate such effects.

Preclinical Pompe Gene Therapy Results at ASGCT 12 Program Status and Anticipated Milestones Initial Findings Validate Amicus/Penn Collaboration Combining Amicus-Engineered Transgenes with Penn’s AAV Gene Therapy Technologies • Pompe AAV gene therapy program builds upon protein engineering and manufacturing expertise used to successfully develop AT-GAA • Additional preclinical studies underway (various doses and routes of AAV administration) • Selection of clinical candidate in 2019 to move into IND-enabling studies • Platform potential to design constructs that enhance protein targeting across multiple lysosomal disorders

Thank You “Our passion for making a difference unites us” -Amicus Belief Statement

Appendix

Preclinical Pompe Gene Therapy Results at ASGCT 15

Quadriceps – 28 days after AAV Gene Therapy

Engineered hGAA was more efficient at cross-correction, indicated by greater cellular uptake, lysosomal targeting, and uniform glycogen reduction.

- GAA activity in the quadriceps was ~20 fold higher than wild-type levels for both engineered hGAA and natural hGAA
- Glycogen reduction was more uniform for engineered hGAA by PAS staining
- IHC illustrated greater cellular uptake (solid arrows) of engineered hGAA compared to natural hGAA


GAA Activity
GAA Activity
(nmol/mg protein/hr)
1200
800
400
0
Wild-Type
Vehicle
AAV.hGAA nat
AAV.hGAA eng


Histopathology Scoring
5
4
3
2
1
0
-1
Wild-Type
Vehicle
AAV.hGAA nat
AAV.hGAA eng


Glycogen PAS - Quadriceps
Vehicle
AAV.hGAA nat
AAV.hGAA eng
Wild-Type
20x
60x
Gaa -/-
Gaa -/-
Gaa -/-
Gaa +/+


hGAA IHC - Quadriceps
Vehicle
AAV.hGAA nat
AAV.hGAA eng
Wild-Type
20x
60x
Gaa -/-
Gaa -/-
Gaa -/-
Gaa +/+

Periodic acid–Schiff (PAS) is a staining method used to detect polysaccharides such as glycogen in tissues

Preclinical Pompe Gene Therapy Results at ASGCT 16

Triceps – 28 days after AAV Gene Therapy

Engineered hGAA was more efficient at cross-correction, indicated by greater cellular uptake, lysosomal targeting, and uniform glycogen reduction.

- GAA activity in the triceps was ~10 – 15 fold higher than wild-type levels for both engineered hGAA and natural hGAA
- PAS staining showed more complete and uniform glycogen reduction and clearance of autophagic vacuoles for engineered hGAA
- PAS staining showed incomplete glycogen reduction and less clearance of autophagic vacuoles for natural hGAA (open arrows)
- IHC illustrated greater cellular uptake (solid arrows) of engineered hGAA compared to natural hGAA


GAA Activity
GAA Activity (nmol/mg protein/hr)
800
400
0
Wild-Type
Vehicle
AAV.hGAA nat
AAV.hGAA eng


Histopathology Scoring
5
4
3
2
1
0
-1
Wild-Type
Vehicle
AAV.hGAA nat
AAV.hGAA eng


Glycogen PAS - Triceps
Vehicle
AAV.hGAA nat
AAV.hGAA eng
Wild-Type
20x
60x
Gaa -/-
Gaa -/-
Gaa -/-
Gaa +/+
hGAA IHC - Triceps
Vehicle
AAV.hGAA nat
AAV.hGAA eng
Wild-Type
20x
60x
Gaa -/-
Gaa -/-
Gaa -/-
Gaa +/+

Amicus Therapeutics

Periodic acid–Schiff (PAS) is a staining method used to detect polysaccharides such as glycogen in tissues

Preclinical Pompe Gene Therapy Results at ASGCT
17

Early Proof of Principle for Optimized Gene Therapy

Amicus DNA Constructs Enable Optimized Gene Therapy in Pompe and Fabry

Pompe

Secreted GAA in Media


GAA Activity (nmol/mL/hr)
8000
6000
4000
2000
0
0
2
4
6
Days
Amicus GT-GAA
WT rhGAA

GAA Binding to Intended Receptor


Bound GAA Activity (nmol/mL/hour)
80
60
40
20
0
0
20
40
60
80
100
rhGAA (nM)
Amicus GT-GAA
WT rhGAA

Fabry

Alpha-Gal Activity: pH 7.4


Residual Activity (%)
300
250
200
150
100
50
0
0
1
2
3
4
5
6
7
Time (days)
pH 7.4
WT
construct 1
construct 2

Alpha-Gal Activity: pH 4.6


Residual Activity (%)
300
250
200
150
100
50
0
pH 4.6
WT
construct 1
construct 2

Amicus Therapeutics